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                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-70628, 33-75184, 333-28135, and
         333-42424) of Calton, Inc. of our report dated January 22, 2002 relating to the consolidated financial statements and schedule, which appears in this Annual Report on Form 10-K for the year ended November 30, 2001.

         /s/Aidman, Piser & Company, P.A.

         Tampa, Florida
         February 22, 2002